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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


     We consent to the use in this Amendment No. 1 to Registration Statement No. 333-38471 of Spectratek Technologies, Inc. on our report dated November 6, 1997, appearing in the Prospectus, which is part of such Registration Statement and to the reference to us under the headings "Selected Financial Data" and "Experts" in such Prospectus.


DELOITTE & TOUCHE LLP

Los Angeles, California

November 13, 1997